UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                     --------------------------------------

        Date of Report (Date of earliest event reported): July 28, 1999

                                   SAWTEK INC.
             (Exact name of registrant as specified in its charter)

                                     Florida
                          (State or other jurisdiction
                                of incorporation)

                                    000-28276
                              (Commission File No.)

                                   59-1864440
                        (IRS Employer Identification No.)

                             1818 South Highway 441
                              Apopka, Florida 32703
                    (Address of principal executive offices)

                                 (407) 886-8860
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

        Sawtek Inc. announced its next generation management team, effective October 1, 1999, and a two-for-one stock split, effective for shareholders of record on August 9, 1999.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Sawtek Inc. Press Release dated July 28, 1999: Sawtek Inc. Announces Its Next General Management Team and a Two-For-One Stock Split.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SAWTEK INC.



                                   By:/s/ Raymond A. Link
                                   Vice President Finance and
                                   Chief Financial Officer

July 28, 1999